UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                 May 13, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                            DIXON TICONDEROGA COMPANY
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


 DELAWARE                        1-8689                          23-0973760
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(State of                   (Commission File                (IRS Employer I.D.
Incorporation)                  Number)                           Number)



                            195 INTERNATIONAL PARKWAY
                             HEATHROW, FLORIDA 32746
                           ---------------------------
               (Address of Principal Executive Offices) (Zip Code)



                                 (407) 829-9000
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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            (a) Not Applicable.

            (b) Not Applicable.

            (c) Exhibits

                Exhibit 99.1 Press Release issued by Dixon Ticonderoga Company dated May 13, 2004


ITEM 9.  REGULATION FD DISCLOSURE (Information Being Provided Under Item 12).
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     In accordance  with SEC Release No.  33-8216,  the  following  information, intended to be furnished under "Item 12 -- Results of Operations and Financial Condition," is instead furnished under "Item 9 -- Regulation FD Disclosure." This information shall not be deemed "filed" for purposed of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 13, 2004, Dixon Ticonderoga Company (the "Company") issued a press release announcing its results of operations for the three-month and six-month periods ended March 31, 2004. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

                      Use of Non-GAAP Financial Information
                      -------------------------------------

     To supplement the Company's consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), the Company uses non-GAAP measure of pro forma net income (loss) and pro forma net income
(loss) per share that do not include the following financial measures that are normally included in GAAP: results from discontinued operations; debt refinancing costs; restructuring and related costs; other income; and investment banking and related costs, all net of related income taxes. In addition, valuation allowances for U.S. deferred tax assets are excluded from the pro forma measures.

     The Company's management reviews these non-GAAP measures internally to evaluate the Company's performance and manage its operations. The Company believes that the inclusion of non-GAAP financial measure provides consistent and comparable measures to help stakeholders understand the Company's current future operating results and cash flows. The non-GAAP measures included in the press release attached hereto as Exhibit 99.1 have been reconciled to the comparable GAAP measure as required under SEC rules regarding the use of non-GAAP financial measures. The Company urges investors to carefully review the GAAP financial information included as part of the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and quarterly earnings releases.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                            DIXON TICONDEROGA COMPANY


                             Dated:     May 13, 2004
                                        -------------------------------

                             By:        /s/  Gino N. Pala
                                        -------------------------------
                                        Gino N. Pala
                                        Chairman of Board, Co-Chief
                                        Executive Officer and Director